LOSS PER SHARE	12 Months Ended
Dec. 31, 2018
Basic and diluted earnings per share [abstract]
LOSS PER SHARE
13.	LOSS PER SHARE

Net loss per share represents the net loss attributable to shareholders divided by the weighted average number of shares outstanding during the period on an as converted basis.

Basic and diluted loss per share are the same as at December 31, 2018, as the issuance of shares upon conversion, exercise or vesting of outstanding units would be anti-dilutive in each period. There were 38,061 anti-dilutive shares outstanding as at December 31, 2018 and none as at December 31, 2017.